UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2007

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On September 7, 2007, we issued a press release to report financial results for the third quarter ended July 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events.

On September 7, 2007, we issued a press release to report the declaration of a cash dividend on common stock of 25 cents per share payable October 15, 2007, to holders of record on September 24, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In the press release noted in Item 2.02 above, we reaffirmed our fiscal year 2007 earnings guidance range of $1.40 to $1.50 per diluted share.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release - Piedmont Natural Gas Reports Third Quarter Results

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

September 7, 2007	By:	/s/ Robert O. Pritchard

Name: Robert O. Pritchard
Title: Vice President - Treasurer and Chief Risk Officer

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Exhibit Index

Exhibit No.	Description

99.1	Piedmont Natural Gas Reports Third Quarter Results